Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Page

Balance Sheet as of December 7, 2021	F-2
Notes to Financial Statements	F-3

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

Games & Esports Experience Acquisition Corp.

Los Angeles, CA

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Games & Esports Experience Acquisition Corp. (the “Company”) as of December 7, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as December 7, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, as of December 7, 2021, the Company does not have sufficient cash and working capital to sustain its operations which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company's auditor since 2021.

New York, New York

December 14, 2021

Assets
Current Assets:
Cash	$28,759
Prepaid expenses	34,677
Due from Sponsor	2,100,000
Other receivable	250,000
Total Current Assets	2,413,436
Cash held in Trust Account	205,000,000
Total Assets	$207,413,436
Liabilities and Shareholder’s Deficit:
Current Liabilities:
Accounts payable	$350,000
Accrued expenses	467,916
Promissory note – related party	249,316
Total Current Liabilities	1,067,232
Warrant liability	18,262,500
Deferred underwriting commissions	7,000,000
Total Liabilities	$26,329,732
Commitments and Contingencies
Common stock subject to possible redemption, 20,000,000 shares at redemption value	205,000,000

Shareholder’s Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	–
Class A ordinary shares, $0.0001 par value, 200,000,000 shares authorized; none issued and outstanding	–
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,000,000 shares issued and outstanding	500
Accumulated deficit	(23,916,796)
Total Shareholder’s Deficit	(23,916,296)
Total Liabilities and Shareholder’s Deficit	$207,413,436

Note 1 - Description of Organization, Business Operations and Basis of Presentation

Games & Esports Experience Acquisition Corp (the “Company”) is a blank check company incorporated in the Cayman Islands as an exempted company on March 22, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (any such business combination involving the Company, a “Business Combination”). The Company may pursue an acquisition opportunity in any industry or geographic region.

The Company has selected December 31 as its fiscal year-end.

As of December 7, 2021 the Company had not commenced operations. All activity for the period from March 22, 2021 (inception) through December 7, 2021 relates to the Company’s formation and initial public offering (the “IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash from the proceeds derived from the IPO.

Sponsor and IPO Financing

The Company’s sponsor is GEEX Sponsor, LLC (the “Sponsor”). The registration statement for the IPO was declared effective on December 1, 2021. On December 7, 2021 the Company consummated its IPO of 20,000,000 units at $10.00 per unit (the “Units”), which is discussed in Note 3, and the private sale of 11,250,000 warrants (“Private Placement Warrants”) to the Sponsor at a price of $1.00 per warrant in a private placement that closed simultaneously with the IPO. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A ordinary shares”) and one-half of one redeemable warrant of the Company (the “Public Warrants”), with each whole Public Warrant exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Company's management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating an initial Business Combination. The underwriters were provided a 45-day option from the date of IPO to purchase up to an additional 2,625,000 Units to cover over-allotments, if any. On December 7, 2021 the underwriters partially exercised their over-allotment option by purchasing 2,500,000 Units.

Transaction costs related to the IPO amounted to $11,897,843 consisting of $3,750,000 of underwriting commissions (net of $250,000 in underwriter expense reimbursement to the Company), $7,000,000 of deferred underwriting commissions, and $1,147,843 of other offering costs. Of the total offering costs from the IPO, $419,250 was expensed and $11,478,593 was charged to shareholders’ equity.

Trust Account

Upon the closing of the IPO and the private placement, $205,000,000 has been placed in a trust account (the "Trust Account").

Following the closing of the IPO on December 7, 2021, an amount of $205,000,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in the Trust Account and may be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the initial Business Combination; (ii) the redemption of any Class A ordinary shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 15 months from the closing of the IPO (or up to 24 months if the period of time to consummate an initial Business Combination is extended pursuant to the terms of the Company’s amended and restated memorandum and articles of association) (such period, the “completion window”) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity; and (iii) the redemption of the public shares if the Company is unable to complete its initial Business Combination within the completion window, subject to applicable law.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO, although substantially all the net proceeds are intended to be applied toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete its initial Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the Trust Account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company anticipates structuring the initial Business Combination so that the post-Business Combination company in which public Shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. The Company may, however, structure the initial Business Combination such that the post-Business Combination company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or Shareholders or for other reasons, but the Company will only complete such Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended.

Concurrently with an initial Business Combination the Company currently intends to combine with Gamers Club Holdings, LLC (“Gamers Club”), an affiliate of the Sponsor. Gamers Club is a gaming technology subscription platform and community hub based in Brazil with a substantial presence in Latin America that offers a range of competitive gaming-related functionality, including matchmaking, tournament and league play, editorial and news content, and other services. The Company has not entered into any letter of intent or definitive agreement with Gamers Club, nor agreed to valuation or other key terms and conditions with respect to such a possible combination transaction.

The Company will have 15 months from the closing of the IPO to consummate an initial Business Combination. If the Company anticipates that it may not be able to consummate an initial Business Combination within 15 months from the consummation of this offering, the Company may, but is not obligated to, by resolution of its board of directors if requested by the Sponsor, extend the period of time to consummate an initial Business Combination up to two times by an additional three months each time for a total of up to 21 months (the “Paid Extension Period”). In addition, the Company will be entitled to an automatic three-month extension (the “Automatic Extension Period”) if the Company has filed a preliminary proxy statement, registration statement or similar filing for an initial Business Combination during the 15-month period or Paid Extension Period, to complete an initial Business Combination. In the case of the Paid Extension Period or Automatic Extension Period, public shareholders will not be offered the opportunity to vote on or redeem their shares if the Company chooses to make any such paid extension or in connection with an automatic extension. If the Company is unable to consummate an initial Business Combination within the 15-month period (or up to 24 months if the period of time to consummate an initial Business Combination is extended pursuant to the terms of the Company’s amended and restated memorandum and articles of association), the Company will redeem 100% of the public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares.

Going Concern and Liquidity

At December 7, 2021, the Company had $28,759 of cash, $2,350,000 of receivables, $205,000,000 in cash held in the Trust Account to be used for an initial Business Combination or to repurchase its public shares in connection therewith, and working capital of approximately $1,346,204.

Over the next 15 months (or up to 24 months if the period of time to consummate an initial Business Combination is extended pursuant to the terms of the Company’s amended and restated memorandum and articles of association), the Company will be using these funds for paying existing accounts payable, paying the legal, accounting and regulatory costs and expenses of being a public company, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the initial Business Combination.

If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, suspending the pursuit of an initial Business Combination. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the liquidity condition and date for mandatory liquidation and dissolution raise substantial doubt about the Company’s ability to continue as a going concern through approximately one year from the date the financial statement was issued.. The financial statement does not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Prior to the consummation of the IPO, the Company’s liquidity needs have been satisfied through receipt of a $25,000 capital contribution from the Sponsor in exchange for the issuance of the Founder Shares (Note 5) to the Sponsor, and a $300,000 in note payable to the Sponsor.

Risk and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the IPO, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC").

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non- emerging growth companies but any such election to opt out is irrevocable. The Company will elect not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which at times, may exceed federally insured limits and receivables from a related party and a vendor. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts. The Company had $28,759 of cash as of December 7, 2021.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments approximates the carrying amounts represented in the balance sheet.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and credit quality of, the financial institution with which it invests.

Due from Sponsor

In connection with the IPO, Sponsor agreed to purchase Private Placement Warrants for total consideration of $11,250,000. On December 7, 2021, $9,000,000 of the proceeds were transferred to the Trust Account and the promissory note -related party was decremented $150,000. The remaining proceeds of $2,100,000 were recorded as a receivable as of December 7, 2021, and subsequently collected by the Company on December 8, 2021 along with repayment in full of the promissory note of $249,316. Because the receivable was collected before the issuance of these financial statements it is reported as a current asset.

Cash Held in Trust Account

As of December 7, 2021, the assets held in the Trust Account were held in cash. At December 7, 2021, the Company had $205,000,000 in cash held in the Trust Account.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of the ASC 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting fees and other costs incurred through the IPO that were directly related to the IPO. The Company incurred offering costs aggregating to $11,897,843 as a result of the IPO, consisting of $3,750,000 of underwriting commissions (net of $250,000 in underwriter expense reimbursements to the Company), $7,000,000 of deferred underwriting commissions, and $1,147,843 of other offering costs.

Deferred Offering Costs

Deferred offering costs consist of legal, underwriting, and accounting expenses incurred through the balance sheet date that were directly related to the IPO. The Company uses a relative fair value method to allocate costs between amounts charged to expense in the Statement of Operations and those that are charged to shareholders' equity upon the completion of the IPO.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities during the reporting period and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, Income Taxes.  Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets were deemed immaterial as of December 7, 2021.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 7, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

The provision for income taxes was deemed to be immaterial for the period from March 22, 2021 (inception) through December 7, 2021.

Warrant Liability

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

The Company accounts for its warrants to purchase Class A ordinary shares as liabilities at fair value on the balance sheet. The warrants will be re-evaluated for the proper accounting treatment at each reporting period and are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other income (expense), net on the statement of operations. The Company will continue to adjust the liability for changes in fair value until the earlier of the exercise or expiration of the warrants. At that time, the portion of the liability related to the warrants will be reclassified to additional paid-in capital.

Common Stock Subject to Possible Redemption

All of the 20,000,000 Class A ordinary shares sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the initial Business Combination and in connection with certain amendments to the Company’s amended and restated memorandum and articles of association. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require Class A ordinary shares subject to redemption to be classified outside of permanent equity. Therefore, all Class A ordinary shares have been classified outside of permanent equity.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Class A ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in-capital, or in the absence of additional paid-in capital, in accumulated deficit. On December 7, 2021, the Company recorded an accretion charge of $23,466,594.

 Recent Accounting Pronouncements

In August 2020, the Financial Accounting Standards Board ("FASB") issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity's Own Equity (Subtopic 815-40) ("ASU 2020-06") to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity's own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity's own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company's financial statements.

Note 3 - Initial Public Offering

On December 7, 2021, the Company sold 20,000,000 Units, at a purchase price of $10.00 per Unit, which included 2,500,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company and one-half of one redeemable Public Warrant, with each whole Public Warrant exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.

Following the closing of the IPO on December 7, 2021, $205,000,000 ($10.00 per Unit), consisting of $196,000,000 of the net proceeds from the sale of the Units in the IPO and $9,000,000 of the net proceeds from the sale of the Private Placement Warrants was deposited into the Trust Account. The net proceeds deposited into the Trust Account will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Note 4 - Private Placement

On December 7, 2021, simultaneously with the closing of the IPO, the Sponsor purchased from the Company 11,250,000 Private Placement Warrants, at $1.00 per warrant, for a total purchase price of $11,250,000. Each Private Placement Warrant is identical to the Public Warrants, except as provided herein.

The Private Placement Warrants will not be transferable, assignable or salable until 30 days after the consummation of the initial Business Combination except to permitted transferees and are not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Note 5 - Related Party Transactions

Founder Shares

On April 21, 2021, the Sponsor purchased 4,312,500 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares”) for $25,000, or approximately $0.006 per share. On December 1, 2021, in connection with the increase in the size of the IPO, the Company effected a share dividend of 0.16666667 of a share per outstanding Class B ordinary share, which increased the Founder Shares outstanding to 5,031,250. This resulted in the Sponsor owning 4,856,250 Founder Shares, and certain directors and advisors of the Company owning an aggregate of 175,000 Founder Shares. On December 7, 2021, in connection with the partial exercise of the underwriters’ overallotment option, the Sponsor surrendered and forfeited 31,250 Founder Shares for no consideration to the Company, which resulted in the Sponsor owning 4,825,000 Founder Shares and certain directors and advisors of the Company owning an aggregate of $175,000 Founder Shares.

The Company’s initial shareholders, including the Sponsor and the Company’s directors, executive officers and advisors, have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (i) one year after the completion of an initial Business Combination; and (ii) subsequent to an initial Business Combination, (x) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property or (y) if the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial shareholders with respect to any Founder Shares.

Promissory Note - Related Party

On April 6, 2021, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the IPO pursuant to a promissory note. This loan is non-interest bearing, unsecured and due at the earlier of December 31, 2021 and the completion of the IPO. As of December 7, 2021, the Company had $249,316 outstanding under this note which was repaid in full after the issuance of these financial statements.

Note 6 - Commitments & Contingencies

Underwriting Agreement

On December 7, 2021, the Company paid a cash underwriting discount of $3,750,000 (net of $250,000 in underwriter expense reimbursement to the Company). The underwriters are entitled to a deferred underwriting discount of 3.5% of the gross proceeds of the IPO held in the Trust Account, or $7,000,000 in the aggregate, upon the completion of the Company's initial Business Combination subject to the terms of the underwriting agreement.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants and warrants that may be issued under upon conversion of any working capital loans will be entitled to registration rights pursuant to the terms of a registration rights agreement, dated December 1, 2021, with the Company. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), to become effective until termination of the applicable lockup period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Note 7 - Fair Value Measurements

The following table presents information about the Company’s assets and liabilities that were accounted for at fair value on a recurring basis as of December 7, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value. Significant deviations from these estimates and inputs could result in a material change in fair value.

		December 7,
Description	Level	2021
Assets:
Investments held in Trust Account(1)	1	$205,000,000
Liabilities:
Private Placement Warrants	3	$10,462,500
Public Warrants	3	$7,800,000

The Private Placement Warrants were accounted for as liabilities in accordance with ASC Topic 815-40 and are presented within liabilities on the balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.

The Company used a Monte Carlo simulation model to value the Private Placement Warrants based on a multipath random event model and future projections of the various potential outcomes and any reset projections based on future financing events. The Private Placement Warrants were classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs.

The key inputs into the Monte Carlo simulation model were as follows at initial measurement:

	Private Placement Warrants	Public Warrants
Risk-free interest rate	1.37%	1.37%
Expected term	6.25 years	6.25 years
Expected volatility of underlying stock	10-15.7%	10-15.7%
Dividends	0%	0%
Probability of business combination	90%	90%
Redemption feature	Yes	No

Note 8 – Shareholders’ Equity

Class A Ordinary Shares - The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of December 7, 2021, there were no Class A ordinary shares issued or outstanding.

Class B Ordinary Shares - The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. On April 21, 2021, the Company issued 4,312,500 Class B ordinary shares to the Sponsor. On December 1, 2021, in connection with the increase in the size of the IPO, the Company effected a share dividend of 0.16666667 of a share per outstanding Class B ordinary share, which increased the Founder Shares outstanding to 5,031,250. This resulted in the Sponsor owning 4,856,250 Founder Shares, and certain directors and advisors of the Company owning an aggregate of 175,000 Founder Shares. On December 7, 2021, in connection with the partial exercise of the underwriters’ overallotment option, the Sponsor surrendered and forfeited 31,250 Founder Shares for no consideration to the Company, which resulted in the Sponsor owning 4,825,000 Founder Shares and certain directors and advisors of the Company owning an aggregate of 175,000 Founder Shares and decreased the total Founder Shares outstanding to 5,000,000.

Prior to the initial Business Combination, only holders of Class B ordinary shares will have the right to vote on the appointment of directors. Holders of the Class A ordinary shares included in the Units will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of the initial Business Combination, holders of a majority of the Class B ordinary shares may remove a member of the Company’s board of directors for any reason. These provisions of the Company’s memorandum and articles of association may only be amended by a special resolution passed by at least two-thirds majority of such shareholders as, being entitled to do so, vote in person or by proxy at a general meeting of the Company, which shall include the affirmative vote of a simple majority of the Class B ordinary shares. With respect to any other matter submitted to a vote of the Company’s shareholders, including any vote in connection with the initial Business Combination, except as required by law, holders of Class B ordinary shares and holders of the Class A ordinary shares will vote together as a single class, with each share entitling the holder to one vote.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination or earlier at the option of the holders on a one for one basis, subject to adjustment for share splits, share dividends, reorganizations, recapitalizations and the like, and subject to further adjustments. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the IPO and related to the closing of the initial Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares (including Class B ordinary shares) issued and outstanding upon completion of the IPO, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of the initial Business Combination (net of the number of Class A ordinary shares redeemed in connection with the initial Business Combination), excluding the forward purchase shares and any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any shares issued to the Sponsor, its affiliates or any member of the Company’s management team upon conversion of working capital loans made to the Company. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Preference Shares - The Company is authorized to issue 1,000,000 shares of preference shares, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 7, 2021, there were no shares of preference shares issued or outstanding.

Public Warrants and Private Placement Warrants

Company warrants may only be exercised for a whole number of shares. No fractional Class A ordinary shares will be issued upon exercise of the warrants. The warrants will become exercisable 30 days after the completion of an initial Business Combination. The warrants will expire five years after the completion of an initial Business Combination or earlier upon redemption or liquidation.

No Company warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such shares. Notwithstanding the foregoing, if a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective within 60 business days from the consummation of an initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption from registration the Securities Act.

No Company warrants will be exercisable and the Company will not be obligated to issue Class A ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants is current and the Class A ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, the Company has agreed to use its commercially reasonable efforts to meet these conditions and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. However, the Company cannot guarantee that it will be able to do so and, if the Company does not maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants and the Company will not be required to settle any such warrant exercise. If the prospectus relating to the Class A ordinary shares issuable upon the exercise of the warrants is not current or if the Class A ordinary shares are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the Company will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

The Company may call the warrants for redemption, in whole and not in part, at a price of $0.01 per warrant:

•	at any time while the warrants are exercisable;

•	upon not less than 30 days' prior written notice of redemption to each warrant holder;

•	if, and only if, the reported last sale price of the Class A ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to warrant holders; and

•	if, and only if, there is a current registration statement in effect with respect to the Class A ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The Company may call the warrants for redemption, in whole and not in part, at a price of $0.10 per warrant:

•	at any time while the warrants are exercisable;

•	upon not less than 30 days' prior written notice of redemption to each warrant holder, provided that warrant holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares determined by reference to an agreed table based on the redemption date and the “Fair Market Value” (as defined in the warrant agreement) of the Class A ordinary shares;

•	if, and only if, the closing price of Class A ordinary shares equals or exceeds $10.00 per public share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $10.00 per share;

•	if the closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share, the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above; and

•	if, and only if, there is a current registration statement in effect with respect to the Class A ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the completion of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company's Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the "Market Value") is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, the $10.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

The Private Placement Warrants and their component securities will not be transferable, assignable or salable until 30 days after the completion of an initial Business Combination, subject to certain limited exceptions. Except as described below, the Private Placement Warrants are identical to the Public Warrants included as part of the Units sold in the IPO, except that (i) the Private Placement Warrants are subject to certain transfer restrictions until 30 days following the consummation of the Company’s initial Business Combination; (ii) so long as they are held by the Sponsor or its permitted transferees, the Private Placement Warrants are not redeemable and may be exercised on a cashless basis, subject to certain limited exceptions; and (iii) the holders thereof are entitled to certain registration rights.

If the initial Business Combination is not completed within 24 months from the closing of this IPO, the Private Placement Warrants will expire worthless. The Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination. The Private Placement Warrants are subject to the transfer restrictions and will not be redeemable so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants included in the Units sold in the IPO. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the Units in the IPO.

The Company evaluated the Public Warrants and the Private Placement Warrants as either equity-classified or liability-classified instruments based on an assessment of the warrants' specific terms and applicable authoritative guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 480, Distinguishing Liabilities from Equity ("ASC 480") and ASC 815, Derivatives and Hedging ("ASC 815"). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company's own shares, among other conditions for equity classification. Pursuant to such evaluation, the Company further evaluated the Public Warrants and the Private Placement Warrants under ASC 815-40, Derivatives and Hedging - Contracts in Entity's Own Equity, and concluded that neither the Public Warrants nor the Private Placement Warrants meet the criteria to be classified in shareholders' equity.

Note 9 - Subsequent Events

The Company evaluated events that have occurred after the balance sheet date through the date these financial statements were issued. On December 8, 2021 the Company received a wire transfer of $2,100,000 that was due from Sponsor and repaid $249,316 on the promissory note - related party.